SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:

|_| Preliminary Proxy Statement                |_| Confidential, for Use of the
|_| Definitive Proxy Statement                 Commission Only (as permitted by
|X| Definitive Additional Materials            Rule 14a-6(e)(2))
|_| Soliciting Material Under Rule 14a-12

                         ASTORIA FINANCIAL CORPORATION
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         (4)      Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:


|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                 [LETTERHEAD OF ASTORIA FINANCIAL CORPORATION]]

May 3, 2001


Dear Fellow Shareholder:

         We have previously sent to you proxy materials for the May 16, 2001 Annual Meeting of Shareholders of Astoria Financial Corporation ("Astoria"). OUR RECORDS INDICATE THAT WE HAVE NOT RECEIVED VOTING INSTRUCTIONS FROM YOU. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

         We appreciate your continued support.

                                             Very truly yours,

                                             ASTORIA FINANCIAL CORPORATION

Dear Astoria Financial Corporation Shareholder:

We have previously sent you proxy materials for the ANNUAL MEETING OF SHAREHOLDERS OF ASTORIA FINANCIAL CORPORATION TO BE HELD ON MAY 16, 2001. Your Astoria Financial Corporation shares are registered in the name of your broker as the holder of record.

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YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS UNLESS YOU GIVE YOUR SPECIFIC
VOTING INSTRUCTIONS!
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Please forward your voting instructions as soon as possible using one of the following methods:


                       AVAILABLE 24 HOURS - 7 DAYS A WEEK!

                                   VOTE BY TELEPHONE

  Using a touch-tone telephone, call the toll-free number which appears on the top left corner of your enclosed Voting Instruction Form.


                          JUST FOLLOW THESE FOUR EASY STEPS:
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1.       Read the Astoria Financial Corporation Proxy Statement and enclosed
         Voting Instruction Form.

2. Call the toll-free number located on the top left corner of your Voting Instruction Form.

3.       Enter your 12-digit Control Number located on your Voting Instruction
         Form.

4.       Follow the simple recorded instructions.
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                                VOTE BY INTERNET

                                 Go to website:
                                WWW.PROXYVOTE.COM

                       JUST FOLLOW THESE FOUR EASY STEPS:
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1.       Read the Astoria Financial Corporation Proxy Statement and enclosed
         Voting Instruction Form.

2.       Go to the website www.proxyvote.com.

3.       Enter your 12-digit Control Number located on your Voting Instruction
         Form.

4.       Follow the simple instructions.
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                      IF YOU VOTE BY TELEPHONE OR INTERNET,
                  DO NOT RETURN YOUR VOTING INSTRUCTION FORM.
                            THANK YOU FOR YOUR VOTE!